Morgan Stanley Intermediate Income Securities
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date of    Price    Shares  %of     Total         Purcha   Broker
         Purchase   Of       Purcha  Assets  Issued        sed
                    Shares   sed                           By
                                                           Fund

Internat 10/24/02   $99.84   65,000  0.05%   $1,000,000,0  0.007%   JPMorg
ional                                        00                     an;
Paper                                                               Deutsc
5.85%                                                               he
10/30/12                                                            Bank
                                                                    Securi
                                                                    ties;
                                                                    Merril
                                                                    l
                                                                    Lynch
                                                                    & Co.;
                                                                    Salomo
                                                                    n
                                                                    Smith
                                                                    Barney
                                                                    ; Banc
                                                                    of
                                                                    Americ
                                                                    as
                                                                    Securi
                                                                    ties
                                                                    LLC;
                                                                    BNP
                                                                    Pariba
                                                                    s;
                                                                    Commer
                                                                    zbank
                                                                    Securi
                                                                    ties;
                                                                    Credit
                                                                    Suisse
                                                                    First
                                                                    Boston
                                                                    ;
                                                                    Tokyo-
                                                                    Mitsub
                                                                    ishi
                                                                    Intern
                                                                    ationa
                                                                    l plc;
                                                                    UBS
                                                                    Warbur
                                                                    g

Comcast  01/07/03   $99.71   65,000  0.050%  $900,000,000  0.007%   JPMorg
Corp.                                                               an;
6.50%                                                               Merril
due                                                                 l
01/15/20                                                            Lynch
15                                                                  & Co.;
                                                                    Banc
                                                                    of
                                                                    Americ
                                                                    a
                                                                    Securi
                                                                    ties
                                                                    LLC;
                                                                    ABN
                                                                    AMRO
                                                                    Incorp
                                                                    orated
                                                                    ; Banc
                                                                    One
                                                                    Capita
                                                                    l
                                                                    Market
                                                                    s,
                                                                    Inc.;
                                                                    Barcla
                                                                    ys
                                                                    Capita
                                                                    l; BNP
                                                                    Pariba
                                                                    s; BNY
                                                                    Capita
                                                                    l
                                                                    Market
                                                                    s,
                                                                    Inc.;
                                                                    Dresdn
                                                                    er
                                                                    Kleinw
                                                                    ort
                                                                    Wasser
                                                                    stein;
                                                                    Deutsc
                                                                    he
                                                                    Bank
                                                                    Securi
                                                                    ties;
                                                                    Fleet
                                                                    Securi
                                                                    ties,
                                                                    Inc.;
                                                                    The
                                                                    Royal
                                                                    Bank
                                                                    of
                                                                    Scotla
                                                                    nd;
                                                                    Scotia
                                                                    Capita
                                                                    l;
                                                                    Goldma
                                                                    n,
                                                                    Sachs
                                                                    & Co.

Internat 03/14/20   $99.795  130,00  0.100%  $700,000,000  0.019%   Salomo
ional    03                  0                                      n
Paper                                                               Smith
5.30%                                                               Barney
4/1/2015                                                            ;
                                                                    Deutsc
                                                                    he
                                                                    Bank
                                                                    Securi
                                                                    ties;
                                                                    JPMorg
                                                                    an;
                                                                    UBS
                                                                    Warbur
                                                                    g; ABN
                                                                    AMRO
                                                                    Incorp
                                                                    orated
                                                                    ; Banc
                                                                    of
                                                                    Americ
                                                                    a
                                                                    Securi
                                                                    ties
                                                                    LLC;
                                                                    BNP
                                                                    Pariba
                                                                    s;
                                                                    Credit
                                                                    Suisse
                                                                    First
                                                                    Boston
                                                                    ;
                                                                    Merril
                                                                    l
                                                                    Lynch
                                                                    & Co.;
                                                                    Tokyo-
                                                                    Mitsub
                                                                    ishi
                                                                    Intern
                                                                    ationa
                                                                    l plc